UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [ ]
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[ ]	Preliminary Proxy Statement
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[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

AgriFORCE Growing Systems, Ltd.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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AgriFORCE Growing Systems, Ltd.

2233 Columbia Street, Suite 300

Vancouver, BC, Canada V5Y 0M6

August 19, 2021

To the Shareholders of AgriFORCE Growing Systems, Ltd.:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of AgriFORCE Growing Systems, Ltd., a British Columbia corporation (the “Company”), to be held at 9:00 AM Pacific time on Friday, September 24, 2021, at the Company’s principal offices at 2233 Columbia Street, Suite 300, Vancouver, BC, Canada V5Y 0M6.

The Company is offering Shareholders the option to listen and view the Meeting (but not participate or vote at the Meeting, for in person voting which may only be done if in live attendance) via a Zoom Meeting at:

Join Zoom Meeting

https://us02web.zoom.us/j/87413098796?pwd=ZWs0RGVzWkFETmxycmdqVXh1VEJKUT09

Meeting ID: 874 1309 8796

Passcode: 717941

One tap mobile

+16699006833,,87413098796#,,,,*717941# US (San Jose)

+19294362866,,87413098796#,,,,*717941# US (New York)

At the Annual Meeting, Shareholders will be asked to consider and vote upon the following proposals:

1.	Approve the election of five directors for a one year term expiring in 2022.

2.	The ratification of the appointment of Marcum LLP, as the Company’s independent registered certified public accountant for the fiscal year ended December 31, 2021.

3.	To approve the frequency of a shareholder say on pay vote.

4.	The approval, on an advisory basis, of the 2020 compensation of the Company’s named executive officers.

5.	To transact such other business as may be properly brought before the 2021 Annual Meeting and any adjournments thereof.

In addition, shareholders will receive and consider the financial statements for the Company’s fiscal year ended December 31, 2021, the report of the Company’s auditor thereon, and the related management discussion and analysis.

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THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE ABOVE FIVE PROPOSALS.

Pursuant to the provisions of the Company’s articles, the board of directors of the Company (the “Board”) has fixed the close of business on July 27, 2021 as the record date for determining the shareholders of the Company entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Accordingly, only shareholders of record at the close of business on July 27, 2021 are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Shareholders who intend to attend the meeting via teleconference or video conference must submit votes by Proxy ahead of the proxy deadline of 9:00 a.m. (Pacific Time) on September 22, 2021. Attendance by Zoom will allow Shareholders to listen and view the Meeting, but not to vote at the Meeting.

NOTE OF CAUTION Concerning COVID-19

At the date of this Notice and the accompanying Proxy Statement it is the intention of the Company to hold the Meeting at the location stated above in this Notice. We are continuously monitoring development of the coronavirus pandemic (“COVID-19”). In light of rapidly evolving public health guidelines related to COVID-19, we ask Shareholders to consider voting their shares by proxy and not attend the meeting in person. Those shareholders who do wish to attend the Meeting in person, should carefully consider and follow the instructions of the federal Public Health Agency of Canada available at: https://www.canada.ca/en /public-health/services/diseases/coronavirus-disease-covid-19.html. We ask that Shareholders also review and follow the instructions of any regional health authorities of the Province of British Columbia, including the Vancouver Coastal Health Authority, the Fraser Health Authority and any other health authority holding jurisdiction over the areas you must travel through to attend the Meeting. Please do not attend the Meeting in person if you are experiencing any cold or flu-like symptoms, or if you or someone with whom you have been in close contact has travelled to/from outside of Canada within the 14 days immediately prior to the Meeting. All Shareholders are strongly encouraged to vote by submitting their completed form of proxy (or voting instruction form) prior to the Meeting.

The Company reserves the right to take any additional pre-cautionary measures deemed to be appropriate, necessary or advisable in relation to the Meeting in response to further developments related to COVID-19.

Please review in detail the attached notice and proxy statement for a more complete statement of matters to be considered at the Annual Meeting.

Your vote is very important to us regardless of the number of shares you own. Whether or not you are able to attend the Annual Meeting in person, please read the proxy statement and promptly vote your proxy via the internet, by telephone or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy in order to assure representation of your shares at the Annual Meeting. Granting a proxy will not limit your right to vote in person if you wish to attend the Annual Meeting and vote in person.

By Order of the Board of Directors:

/s/ Don Nicholson
Don Nicholson,
Chairman of the Board of Directors

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The 2021 Annual Meeting of shareholders (the “Annual Meeting”) of AgriFORCE Growing Systems, Ltd. (the “Company”) will be held 9:00 AM Pacific time on Friday, September 24, 2021, at the Company’s principal offices at 2233 Columbia Street, Suite 300, Vancouver, BC, Canada V5Y 0M6.

Shareholders can also listen and view the Meeting (but not participate in voting which may only be done if in live attendance) via a Zoom Meeting at:

Join Zoom Meeting

https://us02web.zoom.us/j/87413098796?pwd=ZWs0RGVzWkFETmxycmdqVXh1VEJKUT09

Meeting ID: 874 1309 8796

Passcode: 717941

One tap mobile

+16699006833,,87413098796#,,,,*717941# US (San Jose)

+19294362866,,87413098796#,,,,*717941# US (New York)

At the Annual Meeting, the holders of the Company’s outstanding common shares will act on the following matters:

1.	Approve the election of five directors for a one year term expiring in 2022.

2.	The ratification of the appointment of Marcum LLP, as the Company’s independent registered certified public accountant for the fiscal year ended December 31, 2021.

3.	To approve the frequency of a shareholder say on pay vote.

4.	The approval, on an advisory basis, of the 2020 compensation of the Company’s named executive officers.

5.	To transact such other business as may be properly brought before the 2021 Annual Meeting and any adjournments thereof.

In addition, shareholders will receive and consider the financial statements for the Company’s fiscal year ended December 31, 2021, the report of the Company’s auditor thereon, and the related management discussion and analysis.

Shareholders of record at the close of business on July 27, 2021 are entitled to notice of and to vote at the 2021 Annual Meeting and any postponements or adjournments thereof.

Shareholders who intend to attend the meeting via teleconference or video conference must submit votes by Proxy ahead of the proxy deadline of 9:00 a.m. (Pacific Time) on September 22, 2021. Attendance by Zoom will allow Shareholders to listen and view the Meeting, but not to vote at the Meeting.

NOTE OF CAUTION Concerning COVID-19

At the date of this Notice and the accompanying Proxy Statement it is the intention of the Company to hold the Meeting at the location stated above in this Notice. We are continuously monitoring development of the coronavirus pandemic (“COVID-19”). In light of rapidly evolving public health guidelines related to COVID-19, we ask Shareholders to consider voting their shares by proxy and not attend the meeting in person. Those shareholders who do wish to attend the Meeting in person, should carefully consider and follow the instructions of the federal Public Health Agency of Canada available at: https://www.canada.ca/en /public-health/services/diseases/coronavirus-disease-covid-19.html. We ask that Shareholders also review and follow the instructions of any regional health authorities of the Province of British Columbia, including the Vancouver Coastal Health Authority, the Fraser Health Authority and any other health authority holding jurisdiction over the areas you must travel through to attend the Meeting. Please do not attend the Meeting in person if you are experiencing any cold or flu-like symptoms, or if you or someone with whom you have been in close contact has travelled to/from outside of Canada within the 14 days immediately prior to the Meeting. All Shareholders are strongly encouraged to vote by submitting their completed form of proxy (or voting instruction form) prior to the Meeting.

The Company reserves the right to take any additional pre-cautionary measures deemed to be appropriate, necessary or advisable in relation to the Meeting in response to further developments related to COVID-19.

It is hoped you will be able to attend the 2021 Annual Meeting or view the Annual Meeting via Zoom but in any event, please vote according to the instructions on the enclosed proxy as promptly as possible. If you are able to be present at the 2021 Annual Meeting in person (not by Zoom), you may revoke your proxy and vote in person.

Dated: August 19, 2021	By Order of the Board of Directors:

/s/ Don Nicholson
Don Nicholson,
Chairman of the Board of Directors

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AGRIFORCE GROWING SYSTEMS, LTD.

2233 Columbia Street, Suite 300

Vancouver, B.C. V5Y 0M6

ANNUAL MEETING OF SHAREHOLDERS

To Be Held September 24, 2021

PROXY STATEMENT

The Board of Directors of AgriFORCE Growing Systems, Ltd. (the “Company”) is soliciting proxies from its shareholders to be used at the 2021 Annual Meeting of shareholders (the “Annual Meeting”) to be held at the Company’s offices at the Company’s principal offices at 2233 Columbia Street, Suite 300, Vancouver, BC, Canada V5Y 0M6 and can also be viewed (but not able to participate for in person voting which may only be done if in live attendance) via a Zoom Meeting at:

Join Zoom Meeting

https://us02web.zoom.us/j/87413098796?pwd=ZWs0RGVzWkFETmxycmdqVXh1VEJKUT09

Meeting ID: 874 1309 8796

Passcode: 717941

One tap mobile

+16699006833,,87413098796#,,,,*717941# US (San Jose)

+19294362866,,87413098796#,,,,*717941# US (New York)

, and at any postponements or adjournments thereof. This proxy statement contains information related to the Annual Meeting. This proxy statement and the accompanying form of proxy are first being sent to shareholders on or about August 23, 2021.

ABOUT THE ANNUAL MEETING

Why am I receiving this proxy statement?

You are receiving this proxy statement because you have been identified as a shareholder of the Company as of the record date which our Board has determined to be July 27, 2021, and thus you are entitled to vote at the Company’s 2021 Annual Meeting. This document serves as a proxy statement used to solicit proxies for the 2021 Annual Meeting. This document and the Appendixes hereto contain important information about the 2021 Annual Meeting and the Company, and you should read it carefully.

Who is entitled to vote at the 2021 Annual Meeting?

Only shareholders of record as of the close of business on the record date will be entitled to vote at the 2021 Annual Meeting. As of the close of business on the record date, there were 14,983,761 common shares issued and outstanding and entitled to vote. Each holder of common shares is entitled to one vote for each common share held by such shareholder on the record date on each of the proposals presented in this proxy statement.

May I vote in person?

If you are a shareholder of the Company and your shares are registered directly in your name with the Company’s transfer agent, VStock Transfer, you are considered, with respect to those shares, the shareholder of record, and the proxy materials and proxy card, attached hereto as Appendix A, are being sent directly to you by the Company. If you are a shareholder of record, you may attend the 2021 Annual Meeting to be held on September 24, 2021, and vote your shares in person, rather than signing and returning your proxy. Only persons attending in person may vote their shares in person. If you observe the 2021 Annual Meeting via Zoom you are not considered to be in attendance, and you may only vote your shares by proxy.

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If your shares of common stock are held by a bank, broker or other nominee, you are considered the beneficial owner of shares held in “street name,” and the proxy materials are being forwarded to you together with a voting instruction card by such bank, broker or other nominee. As the beneficial owner, you are also invited to attend the 2021 Annual Meeting. Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the 2021 Annual Meeting unless you obtain a proxy from your broker issued in your name giving you the right to vote the shares at the 2021 Annual Meeting.

Photo identification may be required (a valid driver’s license, state identification or passport). If a shareholder’s shares are registered in the name of a broker, trust, bank or other nominee, the shareholder must bring a proxy or a letter from that broker, trust, bank or other nominee or their most recent brokerage account statement that confirms that the shareholder was a beneficial owner of shares of stock of the Company as of the Record Date. Since seating is limited, admission to the meeting will be on a first-come, first-served basis.

Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

If my Company shares are held in “street name” by my broker, will my broker vote my shares for me?

Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters, as discussed further below. Your broker will not be able to vote your shares of common stock without specific instructions from you for “non-routine” matters.

If your shares are held by your broker or other agent as your nominee, you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker or other agent to vote your shares.

What are “broker non-votes”?

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” “Broker non-votes” occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. Since brokers are permitted to vote on “routine” matters without instructions from the beneficial owner, “broker non-votes” do not occur with respect to “routine” matters.

All matters other than Proposal 2 are “routine” matters.

The determination of “routine” and “non-routine” matters is determined by brokers and those firms responsible to tabulate votes cast by beneficial owners of shares held in street name and other nominees. Firms casting such votes have generally been guided by rules of the New York Stock Exchange when determining if proposals are considered “routine” or “non-routine”. When a matter to be voted on is the subject of a contested solicitation, banks, brokers and other nominees do not have discretion to vote your shares with respect to any proposal to be voted on.

How do I cast my vote if I am a shareholder of record?

The link for the material will be posted on our website: https://ir.agriforcegs.com/news-events/ir-calendar. If you are a shareholder with shares registered in your name with the Company’s transfer agent, VStock Transfer, on the record date, you may vote in person at the 2021 Annual Meeting or by going to www.vstocktransfer.com/proxy. Record holders can also vote: via email (vote@vstocktransfer.com), via mail (with the self addressed envelope the transfer agent will provide) or via fax (646) 536-3179.

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Whether or not you plan to attend the 2021 Annual Meeting, please vote as soon as possible to ensure your vote is counted. You may still attend the 2021 Annual Meeting and vote in person even if you have already voted by proxy. For more detailed instructions on how to vote using one of these methods, please see the form of proxy card attached to this Schedule 14A and the information below.

●	To vote in person. You may attend the 2021 Annual Meeting and the Company will give you a ballot when you arrive (only in person attendance and not via Zoom) .

●	To vote by proxy by fax or internet. If you have fax or internet access, you may submit your proxy by following the instructions provided in this proxy statement, or by following the instructions provided with your proxy materials and on the enclosed proxy card or voting instruction card.

●	To vote by proxy by mail. You may submit your proxy by mail by completing and signing the enclosed proxy card and mailing it in the enclosed envelope. Your shares will be voted as you have instructed.

How do I cast my vote if I am a beneficial owner of shares registered in the name of any broker or bank?

If you are a beneficial owner of shares registered in the name of your broker, bank, dealer or other similar organization, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or other agent. To vote in person at the 2021 Annual Meeting, you must obtain a valid proxy from your broker or other agent. Follow the instructions from your broker or other agent included with these proxy materials or contact your broker or bank to request a proxy form.

What constitutes a quorum for purposes of the 2021 Annual Meeting?

The presence at the meeting, in person or by proxy, of the holders of at least a majority of the issued and outstanding shares entitled to vote are present or represented by proxy at the Annual Meeting permitting the conduct of business at the meeting. On the record date, there were 14,983,761 shares of Common Stock and 0 shares of preferred stock issued and outstanding and entitled to vote. Accordingly, the holders of 7,491,881 shares eligible to vote must be present at the 2021 Annual Meeting to have a quorum. Proxies received but marked as abstentions or broker non-votes, if any, will be included in the calculation of the number of votes considered to be present at the meeting for purposes of a quorum. Your shares will be counted toward the quorum at the 2021 Annual Meeting only if you vote in person at the meeting, you submit a valid proxy or your broker, bank, dealer or similar organization submits a valid proxy.

Can I change my vote?

Yes. Any shareholder of record voting by proxy has the right to revoke their proxy at any time before the polls close at the 2021 Annual Meeting by sending a written notice stating that they would like to revoke his, her or its proxy to the Corporate Secretary of the Company; by providing a duly executed proxy card bearing a later date than the proxy being revoked; or by attending the 2021 Annual Meeting and voting in person. Attendance alone at the 2021 Annual Meeting will not revoke a proxy. If a shareholder of the Company has instructed a broker to vote its shares of common stock that are held in “street name,” the shareholder must follow directions received from its broker to change those instructions.

Who is soliciting this proxy – Who is paying for this proxy solicitation?

We are soliciting this proxy on behalf of our Board of Directors. The Company will bear the costs of and will pay all expenses associated with this solicitation, including the printing, mailing and filing of this proxy statement, the proxy card and any additional information furnished to shareholders. In addition to mailing these proxy materials, certain of our officers and other employees may, without compensation other than their regular compensation, solicit proxies through further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of our stock and to obtain proxies.

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What vote is required to approve each item?

The following votes are required to approve each proposal:

●	Proposal 1 - Election of the five directors requires a plurality (the five nominees receiving the most “FOR” votes) of the votes cast at the 2021 Annual Meeting.

●	Proposal 2 - The ratification of the appointment of Marcum LLP, as the Company’s independent registered certified public accountant for the fiscal year ended December 31, 2021. “FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the 2021 Annual Meeting are required to approve this proposal.

●	Proposal 3 – Frequency of say on pay advisory vote. “FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the 2020 Annual Meeting are required to approve this proposal.

●	Proposal 4 -

Say on pay advisory vote. “FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the 2020 Annual Meeting are required to approve this proposal.

●	Proposal 5 – To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof. “FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the 2021 Annual Meeting are required to approve this proposal.

Will My Shares Be Voted If I Do Not Return My Proxy Card?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the Annual Meeting. If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.” The New York Stock Exchange (“NYSE”) has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is listed on The Nasdaq Capital Market) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”). Neither proposal herein is a routine matter.

If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares the bank, broker or other nominee does not have authority to vote your unvoted shares on any of the other proposals submitted to shareholders for a vote at the Annual Meeting. We encourage you to provide voting instructions. This ensures your shares will be voted at the Annual Meeting in the manner you desire.

Can I access these proxy materials on the Internet?

Yes. The Notice of Annual Meeting, and this proxy statement and the Appendix hereto are available for viewing, printing, and downloading at https://ir.agriforcegs.com/news-events/ir-calendar. All materials will remain posted on https://ir.agriforcegs.com/news-events/ir-calendar at least until the conclusion of the meeting.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote your shares applicable to each proxy card and voting instruction card that you receive.

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How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days of the 2021 Annual Meeting.

What interest do officers and directors have in matters to be acted upon?

No person who has been a director or executive officer of the Company at any time since the beginning of our fiscal year, and no associate of any of the foregoing persons, has any substantial interest, direct or indirect, in any matter to be acted upon.

Who can provide me with additional information and help answer my questions?

If you would like additional copies, without charge, of this proxy statement or if you have questions about the proposals being considered at the 2021 Annual Meeting, including the procedures for voting your shares, you should contact Richard Wong, the Company’s CFO, by telephone at 604-757-0952.

Householding of Annual Disclosure Documents

The SEC previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our shareholders reside, if either we or the brokers believe that the shareholders are members of the same family. This practice, referred to as “householding,” benefits both shareholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once shareholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until shareholders are otherwise notified or until they revoke their consent to the practice. Each shareholder will continue to receive a separate proxy card or voting instruction card.

Those shareholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our shareholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

●

shareholders whose shares are registered in their own name should contact our transfer agent, VStock Transfer LLC, and inform them of their request by calling them at (212) 828-8436 or writing them at 18 Lafayette Pl, Woodmere, NY 11598.

●	shareholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request, shareholders should be sure to include their name, the name of their brokerage firm and their account number.

9

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

In computing the number and percentage of shares beneficially owned by a person, shares that may be acquired by such person within 60 days of the date of August 09, 2021 are counted as outstanding, while these shares are not counted as outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, the principal address of each of the persons below is c/o AgriFORCE Growing Systems Ltd.

			Options Granted vested within
	Common shares		60 days of August 16, 2021	Warrants	Total	Percent Beneficially Owned (1)
Directors and Officers:
Ingo Mueller	931,598	(a)	93,401	-	1,024,999	8.45%
Don Nicholson	581,520	(b)	7,518	-	598,609	4.99%
John Meekison	38,124		3,383	-	46,943	0.35%
David Welch	37,542		2,255	-	44,107	0.34%
Richard Wong	73,235		22,553	-	105,432	0.81%
Troy McCllellan	404,364		6,390	-	421,763	3.48%
Total all officers and directors (6 persons)	2,066,383		175,470	-	2,241,853	18.42%

			Options Granted vested
	Common shares		within 60 days of August 16, 2021	Warrants	Total	Percent Beneficially Owned (1)
5% or Greater Beneficial Owners:
Ingo Mueller	931,598	(a)	93,401	-	1,024,999	8.45%
Don Nicholson	581,520	(b)	17,089	-	598,609	4.99%
Arni Johannson	869,847	(c)	-	-	869,847	7.55%
Canadian Nexus Team Ventures Corp (formerly Brand X Lifestyle Corp.)	578,296		-	317,243	895,539	7.26%

(a)	Includes (1) 92,029 common shares held by St. George Capital Corp. of which Mr. Mueller is the President, (2) 421,052 common shares held by 1071269 BC Ltd. of which Mr. Mueller is the sole owner, and (3) 31,579 common shares held by 1178196 BC Ltd. of which Mr. Mueller is an affiliate.
(b)	Includes 437,289 common shares held by 0902550 BC Ltd. of which Mr. Nicholson is the sole owner.
(c)	Includes 48,710 common shares held by Canadian Nexus Ventures Ltd. of which Mr. Johannson is the President.

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(1)	Percentage ownership is based on 14,983,761 common shares outstanding as of August 16, 2021. For each person or entity listed above, warrants or options to purchase our common shares which are exercisable within 60 days of the date of this prospectus are deemed outstanding for computing the percentage ownership of the person holding such options, warrants, or other convertible securities, but are not deemed outstanding for computing the percentage of any other person.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The following table presents information with respect to our officers, directors and significant employees as of the date of this 14A:

Name	Age	Position	Served Since
Ingo W. Mueller	56	Director, Chief Executive Officer	December 2017
Donald Nicholson	81	Chairman, Director,	July 2018
William J. Meekison	56	Director, Audit Committee, Compensation Committee	June 2019
David Welch	39	Director, Audit Committee, Nominations and Corporate Governance Committee	June 2019
Amy Griffith	49	Director, Chair Compensation Committee, Chair Nominations and Corporate Governance Committee, Audit Committee	July 2021
Richard Levychim	62	Director, Chair Audit Committee, Nominations and Governance Committee, Compensation Committee	July 2021
Richard S. Wong	56	Chief Financial Officer	October 2018
Troy T. McClellan	58	Officer, Vice President Design & Construction, President Daybreak Ag Systems Ltd.	February 2018
Dr. Laila Benkrima	58	Chief Scientist	May 2018
Mauro Penella		President, AgriFORCE Brands, Chief Marketing Officer	July 15, 2021

Directors serve until the next annual meeting and until their successors are elected and qualified. Officers are appointed to serve for one year until the meeting of the Board of Directors following the annual meeting of shareholders and until their successors have been elected and qualified.

Ingo Wilhelm Mueller – Director and Chief Executive Officer

Mr. Mueller has been involved in the finance and advisory business for the past 25 years having been involved in the financing of companies and projects. Mr. Mueller is the founder and currently the CEO of the Company since inception and has been responsible for the development of the Company’s intellectual property, business model and financing. He is full time with the Company. He is also currently the CEO of St. George Capital Corp. (since 1998), doing business as Capital Fusion Group, a private financial advisory firm. Mr. Mueller was Chairman and CEO of International Coal Company Ltd. from 2008-2010 before it was sold to London Mining plc, after which Mr. Mueller was named Chairman and CEO of London Mining Colombia Ltd. (2010 to 2012). Mr. Mueller was also the CEO and Chairman of WIGU City Edutainment Centers Plc (2014 to 2017). Mr. Mueller has a Bachelor Commerce (major in Finance and minor in Urban Land Economics) from the University of British Columbia. The Board has determined that Mr. Mueller is suited to serve on the Board due to his long standing involvement in the financial community. After the Annual Meeting, it is intended that Mr. Mueller will be appointed as Chairman.

Don Nicholson, Chairman, Director

Mr. Nicholson began his career as an engineer at Shell Canada Ltd. and went on to serve as President, Vice President and Chief Executive Officer of several multinational companies. Mr. Nicholson has been retired for the past five years. Prior to his retirement, he acted as President of Pan Pacific Aggregates plc from January 2005 to August 2008.

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Mr. Nicholson was responsible for executing major projects in the LNG, power generation, mining, nuclear, natural gas production, and pipeline construction industries. Prior to his retirement, he was a member of the Registered Professional Engineers of the Province of British Columbia, a Member of Prospector and Developers Association of Canada, of the Canadian Institute of Mining and Metallurgy, and the Institute of Corporate Directors of Canada. Mr. Nicholson earned a B.A. Sc., in Electrical Engineering at the University of British Columbia and a DIC in Automatic Control Systems at the Imperial College in London, England. The Board has determined Mr. Nicolson is suited to serve as a director due to his long term involvement with multinational corporations.

Mr. Nicholson has determined to not stand for reelection.

David Welch, Director

Mr. Welch is the founding partner at D|R Welch Law, a law firm in Los Angeles, California for which he has been employed full time for the past five years.. He has a broad base of experience in representing clients in the areas of litigation, corporate governance and financing, intellectual property and regulatory advisement and defense. Mr. Welch also focuses on complex commercial transactions and finance. Mr. Welch obtained his Juris Doctorate degree from Loyola Law School and received his Bachelor of Arts in Political Science from the California State University, Fullerton. He is a member of the Los Angeles County and American Bar Associations. He is suited to serve as a director due to his long standing experience in intellectual property.

William John Meekison, Director

Mr. Meekison is a career Chief Financial Officer and former investment banker. He has spent the last fifteen years serving in a variety of executive management and CFO roles with both private and public companies, currently as the CFO and Director of Exro Technologies Inc. (since October 2017), a technology company that creates energy management system, and CFO and Director of ArcWest Exploration Inc. (since December 2010), a mining exploration company in British Columbia. He is currently on the board of directors of Pike Mountain Minerals Inc. (since July 2018) and Quest Pharmatech Inc. (since November 2017). Prior to his position at Exro Technologies Inc., Mr. Meekison spent fifteen years in corporate finance with a focus on raising equity capital for North American technology companies, including nine years at Haywood Securities Inc. Mr. Meekison received his Bachelor of Arts from the University of British Columbia and is a Chartered Professional Accountant, Professional Logistician and Certified Investment Manager. He is suited to serve as a director due to his long time experience as a CFO.

Amy Griffith, Director

Amy Griffith, 49, was appointed as a director on July [ ], 2021, concurrent with the completion of our IPO. Ms Griffith is Wells Fargo’s State & Local Government Relations Senior Leader for the Keystone Region encompassing Pennsylvania, Delaware and West Virginia. She was recruited to Wells Fargo’s Government Relations and Public Policy team in 2019. In this role, Griffith leads Wells Fargo’s legislative and political agenda in her region and manages relationships with a state and local policymakers and community stakeholders.

From 2008-2019, Griffith led government relations for sixteen states in the Eastern United States for TIAA for over a decade. In her role at TIAA, she successfully lobbied for multiple high-profile issues, including landmark pension reform legislation adopted in Pennsylvania. Prior to that, she worked in the aerospace, high tech, education, private and public sectors, and has managed multiple high-profile political campaigns at the local, state and national level.

Griffith is active in her community and has co-chaired The Baldwin School Golf Outing to raise funds for girls’ athletics programs.

She is a graduate of Gwynedd-Mercy College and holds a Bachelor of Arts in History. Our Board has determined that Ms. Griffith is well qualified to serve as a director due to her significant experience in government relations and politics and years of experience working with companies in both the private and public sectors.

Mr. Richard Levychin, Director

Richard Levychin, CPA, CGMA, 62,  was appointed as a director on July [ ], 2021, concurrent with the completion of our IPO. Mr. Levychin s a Partner in Galleros Robinson’s Commercial Audit and Assurance practice where he focuses on both privately and publicly held companies. Prior to taking this position in October 2018, Richard was the managing partner of KBL, LLP, a PCAOB certified independent registered accounting firm, since 1994. Mr. Levychin has over 25 years of accounting, auditing, business advisory services and tax experience working with both privately owned and public entities in various industries including media, entertainment, real estate, manufacturing, not-for-profit, technology, retail, technology, and professional services. His experience also includes expertise with SEC filings, initial public offerings, and compliance with regulatory bodies. As a business adviser, he advises companies, helping them to identify and define their business and financial objectives, and then provides them with the on-going personal attention necessary to help them achieve their established goals.

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Mr. Levychin has written articles on a wide range of topics, which have been featured in several periodicals including Dollars and Sense, New York Enterprise Report, Black Enterprise Magazine, Forbes, Business Insider, and The Network Journal. He has also conducted seminars on a wide range of business topics including SEC matters and taxation for several organizations including the Black Enterprise Entrepreneurs Conference, the Entrepreneurs’ Organization (New York chapter) and the Learning Annex.

Mr. Levychin is a member of several organizations including the New York State Society of Certified Public Accountants, the National Association of Tax Professionals, and the American Institute of Certified Public Accountants (AICPA). Richard was a founding member of the AICPA’s National Diversity and Inclusion Commission. Richard is a member and a former board member of the New York Chapter of the Entrepreneurs’ Organization (“EO”), a dynamic, global network of more than 14,000 business owners in over 50 countries.

In 2018 Mr. Levychin was a recipient of the 5 Chamber Alliance MWBE Award from the Manhattan Chamber of Commerce. In 2016 Richard was presented with the 2016 Arthur Ashe Leadership Award. In 2015 Richard was presented by his alma mater Baruch College with the Baruch College Alumni Association’s “Alumni Leadership Award for Business”. In 2013 Richard received the title of Best Accountant from The New York Enterprise Report. Mr. Levychin is a past winner of The Network Journal’s prestigious “40 Under 40” award.

He is a graduate of Baruch College, where he received a Bachelors in Business Administration Degree (Accounting).

Our Board has determined that Mr. Levychin is well suited to serve on our Board due to his decades of experience as the managing partner of a PCAOB certified independent registered accounting firm, which included decades of expertise with SEC filings and initial public offerings.

Richard Wong, Chief Financial Officer

Mr. Wong, who works full time for the Company, has over 25 years of experience in both start-up and public companies in the consumer goods, agricultural goods, manufacturing, and forest industries. Prior to joining the Company in 2018, he was a partner in First Choice Capital Advisors from 2008-2016 and a partner in Lighthouse Advisors Ltd. from 2016-2018. Mr. Wong has also served as the CFO of Emerald Harvest Co., Dan-D Foods, Ltd., and was the Director of Finance and CFO of SUGOI Performance Apparel and had served positions at Canfor, Canadian Pacific & other Fortune 1000 companies. Mr. Wong is a Chartered Professional Accountant, and a member since 1999. Mr. Wong has a Diploma in Technology and Financial Management from the British Columbia Institute of Technology.

Troy McClellan, Vice President, Design and Construction

Mr. McClellan, who works full time for the Company, has focused on innovative design and construction technologies throughout his career. Most recently, he was V.P. of Design and Development at WIGU City from 2015-2018, at which time he joined the Company. Mr. McClellan was the VP Design and Development of MGM Macau. Previously, he was a Project Manager at Wynn Design & Development and a Design Manager at Universal Studios (Japan). Mr. McClellan is a registered professional architect and received his Master’s Degree in Architecture from Montana State University.

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Dr. Laila Benkrima, Chief Scientist

Dr. Benkrima, who consults part-time for the Company, holds a PhD from the University of Paris in horticulture with a specialization in tissue culture and the hybridization and selection of plant varietals. Her employment history includes Inflazyme Pharmaceuticals, the University of British Columbia, and Celex Laboratory.

Our philosophy as to the structure of our management team is a follows:

Employee Title	Description of Employee Duties and Responsibilities

Chief Executive Officer (Ingo Mueller)	The Chief Executive Officer in partnership with the Board, is responsible for the success of the organization, making high-level decisions about the Company’s policies and strategy. Together, the Board and CEO assure the accomplishment of the Company’s vision and mission, and the accountability of the Company to its stakeholders and shareholders. The Board delegates responsibility for management and day-to-day operations to the CEO, and he has the authority to carry out these responsibilities, in accordance with the direction and policies established by the Board.

Chief Financial Officer (Richard Wong)	As a key member of the Executive team, the CFO reports to the CEO and assumes an overall strategic role in the Company. The CFO participates in driving the organization towards achieving its objectives whilst building the Finance and Administration function by demonstrating ethical leadership and business integrity. The CFO will ensure risk management is put in place with responsibility over internal controls to ensure transactions are done to prevent fraud while being cost efficient. In so doing, the incumbent will balance short term concerns and pressures, such as managing cash, liquidity and profitability with long-term vision and sustainable Company success. The CFO will work closely with the CEO and the rest of the Executive team to drive and manage change and innovation in a quickly evolving and changing industry landscape whilst fulfilling stewardship responsibilities. In so doing the CFO will ensure effective compliance and control and respond to regulatory developments and financial reporting obligations. Directly responsibility includes accounting, finance, forecasting, costing, property management, deal analysis and negotiations, compliance, financing and capital markets activities.

President AgriFORCE Solutions & Vice-President of Design & Construction (Troy McClellan)	Reporting to the CEO, the President AgriFORCE Solutions Division & Vice President, Design and Construction AgriFORCE is responsible for establishing, implementing and enforcing of all aspects and activities of the Design and Construction group. Responsibilities will include; supporting and partnering with other executives and stakeholders to develop and implement a comprehensive development strategy to build the Company’s facilities master plan both nationally and internationally, ensuring innovative, intelligently constructible LEED objective facilities, utilizing construction standardization and efficiency, ensuring best sustainability and HSE practices. The VP Design & Construction will oversee development and coordination of all AgriFORCE facilities, ensuring program and performance optimization, development schedule adherence and budget management based on the Company’s capital investment program; and work closely with other executives to deliver on the Company’s KPI, operational performance and specific programming direction to ensure focused, directed, timely project advancement.

Chief Scientist (Dr. Laila Benkrima)	Dr. Benkrima is responsible for overseeing the research and development of the company’s plant biology, biotechnology, and genetics initiatives. Dr. Benkrima is responsible for planning, development and creative problem solving of various projects from plant micropropagation and functional/medicinal crop cultivation to hydroponics and laboratory design. Her work also involves tissue culture, hybridization of plant varietals in the agricultural, horticultural, nutraceutical, and hydroponic sectors.

President AgriFORCE Brands & Chief Marketing Officer (Mauro Penella)

Reporting to the CEO, the President of AgriFORCE Brands Division and CMO of AgriFORCE is responsible for developing and executing a clearly defined commercial strategy, including branding, competitive positioning and M&A to leverage the AgriFORCE cultivation IP and solutions across multiple agriculture verticals which include foods, plant based proteins, cannabis, plant based nutraceuticals and plant based vaccines; in a manner that supports consistent business growth, robust financial returns and establishes brand equity and awareness to provide consumers and businesses more sustainable and better-quality products and ingredients.

This position is responsible for strategy, planning, organizing, staffing, training and managing all functions to achieve the Company’s objectives of sales, growth, profitability, and visibility while ensuring a consistent marketing message and position consistent with the corporate direction across all of the Company’s brands and or offerings.

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Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions and also to other employees. Our Code of Business Conduct and Ethics can be found on the Company’s website at www.agriforcegs.com.

Family Relationships

None.

Involvement in Certain Legal Proceedings

During the past ten years, none of our officers, directors, promoters or control persons have been involved in any legal proceedings as described in Item 401(f) of Regulation S-K.

Term of Office

Our Board of Directors is comprised of six directors, of which all six seats are currently occupied, and all directors will serve until the 2022 annual meeting of shareholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. All officers serve at the pleasure of the Board.

Director Independence

Amy Griffith, Richard Levychin, John Meekison and David Welch are “independent” directors based on the definition of independence in the listing standards of the NASDAQ Stock Market LLC (“NASDAQ”).

Committees of the Board of Directors

Our Board has established three standing committees: an audit committee, a nominations and corporate governance committee, and a compensation committee, which are described below. Members of these committees are elected annually at the regular board meeting held in conjunction with the annual stockholders’ meeting. The charter of each committee is available on our website at www.agriforcegs.com.

Audit Committee

The Audit Committee members are currently David Welch, John Meekison and Amy Griffith, with Richard Levychin as Chairman. The Audit Committee has authority to review our financial records, deal with our independent auditors, recommend to the Board policies with respect to financial reporting, and investigate all aspects of our business. All of the members of the Audit Committee currently satisfy the independence requirements and other established criteria of NASDAQ.

The Audit Committee Charter is available on the Company’s website at http://www.agriforcegs.com/. The Audit Committee has sole authority for the appointment, compensation and oversight of the work of our independent registered public accounting firm, and responsibility for reviewing and discussing with management and our independent registered public accounting firm our audited consolidated financial statements included in our Annual Report on Form 10-K, our interim financial statements and our earnings press releases. The Audit Committee also reviews the independence and quality control procedures of our independent registered public accounting firm, reviews management’s assessment of the effectiveness of internal controls, discusses with management the Company’s policies with respect to risk assessment and risk management and will review the adequacy of the Audit Committee charter on an annual basis.

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Nominating and Governance Committee

The Nominating and Corporate Governance Committee members are currently David Welch and Richard Levychin, with Amy Griffith as Chairman. The Nominating and Corporate Governance Committee has the following responsibilities: (a) setting qualification standards for director nominees; (b) identifying, considering and nominating candidates for membership on the Board; (c) developing, recommending and evaluating corporate governance standards and a code of business conduct and ethics applicable to the Company; (d) implementing and overseeing a process for evaluating the Board, Board committees (including the Committee) and overseeing the Board’s evaluation of the Chairman and Chief Executive Officer of the Company; (e) making recommendations regarding the structure and composition of the Board and Board committees; (f) advising the Board on corporate governance matters and any related matters required by the federal securities laws; and (g) assisting the Board in identifying individuals qualified to become Board members; recommending to the Board the director nominees for the next annual meeting of shareholders; and recommending to the Board director nominees to fill vacancies on the Board.

The Nominating and Governance Committee Charter is available on the Company’s website at http://www.agriforcegs.com/. The Nominating and Governance Committee determines the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to the Board for its approval, criteria to be considered in selecting nominees for director (the “Director Criteria”); identifies and screens individuals qualified to become members of the Board, consistent with the Director Criteria. The Nominating and Governance Committee considers any director candidates recommended by the Company’s shareholders pursuant to the procedures described in the Company’s proxy statement, and any nominations of director candidates validly made by shareholders in accordance with applicable laws, rules and regulations and the provisions of the Company’s charter documents. The Nominating and Governance Committee makes recommendations to the Board regarding the selection and approval of the nominees for director to be submitted to a shareholder vote at the Annual Meeting of shareholders, subject to approval by the Board.

Compensation Committee

The Compensation Committee oversees our executive compensation and recommends various incentives for key employees to encourage and reward increased corporate financial performance, productivity and innovation. Its members are currently John Meekison and David Welch, Richard Levychin, with Amy Griffith as Chairman. All of the members of the Compensation Committee currently satisfy the independence requirements and other established criteria of NASDAQ.

The Compensation Committee Charter is available on the Company’s website at http://www.agriforcegs.com/. The Compensation Committee is responsible for: (a) assisting our Board in fulfilling its fiduciary duties with respect to the oversight of the Company’s compensation plans, policies and programs, including assessing our overall compensation structure, reviewing all executive compensation programs, incentive compensation plans and equity-based plans, and determining executive compensation; and (b) reviewing the adequacy of the Compensation Committee charter on an annual basis. The Compensation Committee, among other things, reviews and approves the Company’s goals and objectives relevant to the compensation of the Chief Executive Officer, evaluate the Chief Executive Officer’s performance with respect to such goals, and set the Chief Executive Officer’s compensation level based on such evaluation. The Compensation Committee also considers the Chief Executive Officer’s recommendations with respect to other executive officers and evaluates the Company’s performance both in terms of current achievements and significant initiatives with long-term implications. It assesses the contributions of individual executives and recommend to the Board levels of salary and incentive compensation payable to executive officers of the Company; compares compensation levels with those of other leading companies in similar or related industries; reviews financial, human resources and succession planning within the Company; recommend to the Board the establishment and administration of incentive compensation plans and programs and employee benefit plans and programs; recommends to the Board the payment of additional year-end contributions by the Company under certain of its retirement plans; grants stock incentives to key employees of the Company and administer the Company’s stock incentive plans; and reviews and recommends for Board approval compensation packages for new corporate officers and termination packages for corporate officers as requested by management.

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Changes in Nominating Procedures

None.

Board Leadership Structure and Role in Risk Oversight

Although we have not adopted a formal policy on whether the Chairman and Chief Executive Officer positions should be separate or combined, we have traditionally determined that it is in the best interests of the Company and its shareholders to no longer combine these roles.

Our Board is primarily responsible for overseeing our risk management processes. The Board receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding the Company’s assessment of risks. The Board focuses on the most significant risks facing the Company and our general risk management strategy, and also ensures that risks undertaken by us are consistent with the Board’s risk parameters. While the Board oversees the Company, our management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing the Company and that our board leadership structure supports this approach.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Commission initial statements of beneficial ownership, statements of changes in beneficial ownership and annual statement of changes in beneficial ownership with respect to their ownership of the Company’s securities, on Form 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish our Company with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of such reports received by us, and on written representations by our officers and directors regarding their compliance with the applicable reporting requirements under Section 16(a) of the Exchange Act and without conducting any independent investigation of our own, we believe that with respect to the fiscal year ended December 31, 2020, our officers and directors, and all of the persons known to us to beneficially own more than 10% of our common stock filed all required reports on a timely basis.

EXECUTIVE COMPENSATION

The following table summarizes compensation of our named executive officers, as of December 31, 2020 and 2019.

Summary Compensation Table

Name and position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)	Non-qualified Incentive Plan Compensation ($)	All Other Compensation ($) *	Total ($)
Ingo W. Mueller,	2020	114,499	-	-	219,462			83,861	417,822
Chief Executive Officer	2019	100,031	60,291	-	-	-	-	28,261	188,583
Richard S. Wong,	2020	179,372	-	-	69,304	-	-	15,225	263,901
Chief Financial Officer	2019	90,673	-	-	31,256	-	-	76,407	198,336
Troy T. McClellan,	2020	154,028	-	-	98,180	-	-	‘	252,208
Vice President Design & Construction	2019	77,861	-	-	-	-	-	86,668	164,529

* All other compensation represents payments to officers for consulting services.

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Employment and Related Agreements

Except as set forth below, we currently have no other written employment agreements with any of our officers and directors. The following is a description of our current executive employment agreements:

Agreements with Our Named Executive Officers

We have entered into written employment agreements with each of our named executive officers, as described below. Each of our named executive officers has also executed our standard form of confidential information and invention assignment agreement.

Employment Agreement with Ingo Mueller

Effective August 1, 2021, the Board of Directors of AgriForce Growing Systems, Ltd. (the “Company”) entered into a new employment agreement with Ingo Mueller that continues unless and until such employment is terminated by either party pursuant to the terms of the agreement, as its Chief Executive Officer. Under the terms of this agreement, Mr. Mueller is entitled to an annual base salary of CDN $473,367 per year, and is subject to annual reviews where the Company at its discretion may increase, but not decrease, Mr. Mueller’s base salary each year. Mr. Mueller shall also receive on an annual basis, payable quarterly in arrears on the last trading day of each calendar quarter, $468,313 Cdn of common shares of the Company, at a price per share equal to the volume weighted average price of a common share of the Company listed on the Nasdaq Capital Market for the five trading days preceding the date of issuance, The employment agreement also entitles Mr. Mueller to, among other benefits, the following compensation: (i) eligibility to receive an annual cash bonus of 30% of base salary at target and up to 100% of base salary based on performance targets established by the Board from time to time; (ii) an opportunity to participate in any stock option, performance share, performance unit or other equity based long-term incentive compensation plan commensurate with the terms and conditions applicable to other senior executive officers and (iii) participation in health benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent available to our other senior executive officers. Mr. Mueller will be entitled to receive 15% of the new options to be allocated upon the exercise of the current granted options. These options shall be granted at the IPO price and as soon as practicable. Based on current recommendations from management it is expected that the number of options to be granted to Mueller as of the effective date of this agreement, will be approximately 172,000 to be vested over 3 years. Mr. Mueller will receive a signing bonus in cash of $68,750

Pursuant to the employment, regardless of the manner in which Mueller’s service terminates, each executive officer is entitled to receive amounts earned during his term of service, including salary, other benefits. In addition, each of them is eligible to receive certain benefits pursuant to his agreement with us described above.

The Company is permitted to terminate the employment of Mr. Mueller, for the following reasons: (1) death, (2) Termination for Cause (as defined below) or (3) for no reason. The employment of Mr. Mueller automatically terminates upon determination of permanent disability, provided that the disability renders the executive officer incapable of performing his or her duty.

Each officer is permitted Termination for Good Reason (as defined below) of such officer’s employment. In addition, each such officer may terminate his or her employment upon written notice to the Company 30 days prior to the effective date of such termination. In the event of such officer’s Termination for Cause by the Company or the termination of such officer’s employment as a result of such officer’s resignation other than a Termination for Good Reason, such officer shall be provided certain benefits provided in the employment agreement and payment of all accrued and unpaid compensation and wages, but such officer shall have no right to compensation or benefits for any period subsequent to the effective date of termination. In the event of such officer’s termination without Cause, the officer shall be entitled to severance in lieu of notice equal to six months of the then base salary, benefits continuation for a period of three months following the termination date and payment of any outstanding and accrued vacation pay and expenses, as applicable.

Under the employment agreements, “Cause” means: any material breach of the employment agreement, and any act, omission, behavior, conduct or circumstance of the Executive that constitutes just cause for dismissal of the Executive at common law, including an act involving gross negligence, or willful misconduct, commission or a felony, becoming bankrupt, or any material omission in the performance of Services, or the doing or condoning any unlawful or manifestly improper act. “Good Reason” means: (i) a material reduction in Executive’s salary or benefits (excluding the substitution of substantially equivalent compensation and benefits), other than as a result of a reduction in compensation affecting employees of the Company, or its successor entity, generally; (ii) a material diminution in Executive’s duties or responsibilities, provided however, that, a mere change in title or reporting relationship alone shall not constitute “Good Reason;” or (iii) relocation of Executive’s place of employment to a location more than 50 miles from the Company’s office location.

If within twelve (12) months following a change of control (as defined in the employment agreement), the officer’s employment is terminated (1) involuntarily by the Company other than for Cause, (2) death, or (3) by such officer pursuant to a Voluntary Termination for Good Reason, and such officer executes and does not revoke a general release of claims against the Company and its affiliates in a form acceptable to the Company, then the Company shall provide such officer with, among other benefits:

1.	a lump sum payment in the amount equal to twelve months of the then Base Salary;
2.	any outstanding Vacation pay as at the Effective Date of Termination;
3.	any outstanding Expenses as at the Effective Date of Termination; and
4.	maintain the Executive’s then Group Benefits for a period of three months from the Effective Date of Termination.

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Employment Agreement with Richard Wong

Effective August 1, 2021, the Board of Directors of AgriForce Growing Systems, Ltd. (the “Company”) entered into a new employment agreement with Richard Wong that continues unless and until such employment is terminated by either party pursuant to the terms of the agreement, as its Chief Executive Officer. Under the terms of this agreement, Mr. Wong is entitled to an annual base salary of CDN $339,406 per year, and is subject to annual reviews where the Company at its discretion may increase, but not decrease, Mr. Wong’s base salary each year. Mr. Wong shall also receive on an annual basis, payable quarterly in arrears on the last trading day of each calendar quarter, $112,505 Cdn of common shares of the Company, at a price per share equal to the volume weighted average price of a common share of the Company listed on the Nasdaq Capital Market for the five trading days preceding the date of issuance, The employment agreement also entitles Mr. Wong to, among other benefits, the following compensation: (i) eligibility to receive an annual cash bonus of 30% of base salary at target and up to 100% of base salary based on performance targets established by the Board from time to time; (ii) an opportunity to participate in any stock option, performance share, performance unit or other equity based long-term incentive compensation plan commensurate with the terms and conditions applicable to other senior executive officers and (iii) participation in health benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent available to our other senior executive officers. Mr. Wong will be entitled to receive 15% of the new options to be allocated upon the exercise of the current granted options. These options shall be granted at the IPO price and as soon as practicable. Based on current recommendations from management it is expected that the number of options to be granted to Wong as of the effective date of this agreement, will be approximately 114,000 to be vested over 3 years.

Pursuant to the employment, regardless of the manner in which Wong’s service terminates, each executive officer is entitled to receive amounts earned during his term of service, including salary, other benefits. In addition, each of them is eligible to receive certain benefits pursuant to his agreement with us described above.

The Company is permitted to terminate the employment of Mr. Wong, for the following reasons: (1) death, (2) Termination for Cause (as defined below) or (3) for no reason. The employment of Mr. Wong automatically terminates upon determination of permanent disability, provided that the disability renders the executive officer incapable of performing his or her duty.

Each officer is permitted Termination for Good Reason (as defined below) of such officer’s employment. In addition, each such officer may terminate his or her employment upon written notice to the Company 30 days prior to the effective date of such termination. In the event of such officer’s Termination for Cause by the Company or the termination of such officer’s employment as a result of such officer’s resignation other than a Termination for Good Reason, such officer shall be provided certain benefits provided in the employment agreement and payment of all accrued and unpaid compensation and wages, but such officer shall have no right to compensation or benefits for any period subsequent to the effective date of termination. In the event of such officer’s termination without Cause, the officer shall be entitled to severance in lieu of notice equal to six months of the then base salary, benefits continuation for a period of three months following the termination date and payment of any outstanding and accrued vacation pay and expenses, as applicable.

Under the employment agreements, “Cause” means: any material breach of the employment agreement, and any act, omission, behavior, conduct or circumstance of the Executive that constitutes just cause for dismissal of the Executive at common law, including an act involving gross negligence, or willful misconduct, commission or a felony, becoming bankrupt, or any material omission in the performance of Services, or the doing or condoning any unlawful or manifestly improper act. “Good Reason” means: (i) a material reduction in Executive’s salary or benefits (excluding the substitution of substantially equivalent compensation and benefits), other than as a result of a reduction in compensation affecting employees of the Company, or its successor entity, generally; (ii) a material diminution in Executive’s duties or responsibilities, provided however, that, a mere change in title or reporting relationship alone shall not constitute “Good Reason;” or (iii) relocation of Executive’s place of employment to a location more than 50 miles from the Company’s office location.

If within twelve (12) months following a change of control (as defined in the employment agreement), the officer’s employment is terminated (1) involuntarily by the Company other than for Cause, (2) death, or (3) by such officer pursuant to a Voluntary Termination for Good Reason, and such officer executes and does not revoke a general release of claims against the Company and its affiliates in a form acceptable to the Company, then the Company shall provide such officer with, among other benefits:

1.	a lump sum payment in the amount equal to twelve months of the then Base Salary;
2.	any outstanding Vacation pay as at the Effective Date of Termination;
3.	any outstanding Expenses as at the Effective Date of Termination; and
4.	maintain the Executive’s then Group Benefits for a period of three months from the Effective Date of Termination.

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Employment Agreement with Troy McClellan

Effective July 22, 2021, the Board of Directors of AgriForce Growing Systems, Ltd. (the “Company”) entered into a new employment agreement with Troy McClellan that continues unless and until such employment is terminated by either party pursuant to the terms of the agreement, with a title of “President, AgriForce Solutions”. Under the terms of this agreement, Mr. McClellan is entitled to an annual base salary of CDN $300,000 per year, and is subject to annual reviews where the Company at its discretion may increase, but not decrease, Mr. McClellan’s base salary each year. Mr. McClellan shall also receive on an annual basis, payable quarterly in arrears on the last trading day of each calendar quarter, $100,000 of common shares of the Company, at a price per share equal to the volume weighted average price of a common share of the Company listed on the Nasdaq Capital Market for the five trading days preceding the date of issuance, The employment agreement also entitles Mr. McClellan to, among other benefits, the following compensation: (i) eligibility to receive an annual cash bonus of 30% of base salary at target and up to 100% of base salary based on performance targets established by the Board from time to time; (ii) an opportunity to participate in any stock option, performance share, performance unit or other equity based long-term incentive compensation plan commensurate with the terms and conditions applicable to other senior executive officers and (iii) participation in health benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent available to our other senior executive officers.

Pursuant to the employment, regardless of the manner in which McClellan’s service terminates, each executive officer is entitled to receive amounts earned during his term of service, including salary, other benefits. In addition, each of them is eligible to receive certain benefits pursuant to his agreement with us described above.

The Company is permitted to terminate the employment of Mr. McClellan, for the following reasons: (1) death, (2) Termination for Cause (as defined below) or (3) for no reason. The employment of Mr. McClellan automatically terminates upon determination of permanent disability, provided that the disability renders the executive officer incapable of performing his or her duty.

Each officer is permitted Termination for Good Reason (as defined below) of such officer’s employment. In addition, each such officer may terminate his or her employment upon written notice to the Company 30 days prior to the effective date of such termination. In the event of such officer’s Termination for Cause by the Company or the termination of such officer’s employment as a result of such officer’s resignation other than a Termination for Good Reason, such officer shall be provided certain benefits provided in the employment agreement and payment of all accrued and unpaid compensation and wages, but such officer shall have no right to compensation or benefits for any period subsequent to the effective date of termination. In the event of such officer’s termination without Cause, the officer shall be entitled to severance in lieu of notice equal to six months of the then base salary, benefits continuation for a period of three months following the termination date and payment of any outstanding and accrued vacation pay and expenses, as applicable.

Under the employment agreements, “Cause” means: any material breach of the employment agreement, and any act, omission, behavior, conduct or circumstance of the Executive that constitutes just cause for dismissal of the Executive at common law, including an act involving gross negligence, or willful misconduct, commission or a felony, becoming bankrupt, or any material omission in the performance of Services, or the doing or condoning any unlawful or manifestly improper act. “Good Reason” means: (i) a material reduction in Executive’s salary or benefits (excluding the substitution of substantially equivalent compensation and benefits), other than as a result of a reduction in compensation affecting employees of the Company, or its successor entity, generally; (ii) a material diminution in Executive’s duties or responsibilities, provided however, that, a mere change in title or reporting relationship alone shall not constitute “Good Reason;” or (iii) relocation of Executive’s place of employment to a location more than 50 miles from the Company’s office location.

If within twelve (12) months following a change of control (as defined in the employment agreement), the officer’s employment is terminated (1) involuntarily by the Company other than for Cause, (2) death, or (3) by such officer pursuant to a Voluntary Termination for Good Reason, and such officer executes and does not revoke a general release of claims against the Company and its affiliates in a form acceptable to the Company, then the Company shall provide such officer with, among other benefits:

1.	a lump sum payment in the amount equal to twelve months of the then Base Salary;
2.	any outstanding Vacation pay as at the Effective Date of Termination;
3.	any outstanding Expenses as at the Effective Date of Termination; and
4.	maintain the Executive’s then Group Benefits for a period of three months from the Effective Date of Termination.

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Employment Agreement with Mauro Penella

On July 15, 2021, the Company entered into an employment agreement with Mr. Pennella that continues unless and until such employment is terminated by either party pursuant to the terms of the agreement. Under the terms of this agreement, Mr. Pennella is entitled to an annual base salary of CDN$350,000 beginning on July 15, 2021, and is subject to annual reviews where the Company at its discretion may increase, but not decrease, Mr. Pennella’s base salary each year. Mr. Pennella shall also receive on an annual basis, payable quarterly in arrears on the last trading day of each calendar quarter, $150,000 of common shares of the Company, at a price per share equal to the volume weighted average price of a common share of the Company listed on the Nasdaq Capital Market for the five trading days preceding the date of issuance, The employment agreement also entitles Mr. Pennella to, among other benefits, the following compensation: (i) eligibility to receive an annual cash bonus of up to 100% of base salary; based on performance targets established by the Board from time to time at the sole discretion of the Board and as determined by the Compensation Committee once established or otherwise by the Board commensurate with the policies and practices applicable to other senior executive officers of the Company; (ii) an opportunity to participate in any stock option, performance share, performance unit or other equity based long-term incentive compensation plan commensurate with the terms and conditions applicable to other senior executive officers and (iii) participation in health benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent available to our other senior executive officers.

Pursuant to the employment, regardless of the manner in which Pennella’s service terminates, each executive officer is entitled to receive amounts earned during his term of service, including salary, other benefits. In addition, each of them is eligible to receive certain benefits pursuant to his agreement with us described above.

The Company is permitted to terminate the employment of Mr. Pennella, for the following reasons: (1) death, (2) Termination for Cause (as defined below) or (3) for no reason. The employment of Mr. Pennella automatically terminates upon determination of permanent disability, provided that the disability renders the executive officer incapable of performing his or her duty.

Each officer is permitted Termination for Good Reason (as defined below) of such officer’s employment. In addition, each such officer may terminate his or her employment upon written notice to the Company 30 days prior to the effective date of such termination. In the event of such officer’s Termination for Cause by the Company or the termination of such officer’s employment as a result of such officer’s resignation other than a Termination for Good Reason, such officer shall be provided certain benefits provided in the employment agreement and payment of all accrued and unpaid compensation and wages, but such officer shall have no right to compensation or benefits for any period subsequent to the effective date of termination. In the event of such officer’s termination without Cause, the officer shall be entitled to severance in lieu of notice equal to six months of the then base salary, benefits continuation for a period of three months following the termination date and payment of any outstanding and accrued vacation pay and expenses, as applicable.

Under the employment agreements, “Cause” means: any material breach of the employment agreement, and any act, omission, behavior, conduct or circumstance of the Executive that constitutes just cause for dismissal of the Executive at common law, including an act involving gross negligence, or willful misconduct, commission or a felony, becoming bankrupt, or any material omission in the performance of Services, or the doing or condoning any unlawful or manifestly improper act. “Good Reason” means: (i) a material reduction in Executive’s salary or benefits (excluding the substitution of substantially equivalent compensation and benefits), other than as a result of a reduction in compensation affecting employees of the Company, or its successor entity, generally; (ii) a material diminution in Executive’s duties or responsibilities, provided however, that, a mere change in title or reporting relationship alone shall not constitute “Good Reason;” or (iii) relocation of Executive’s place of employment to a location more than 50 miles from the Company’s office location.

If within twelve (12) months following a change of control (as defined in the employment agreement), the officer’s employment is terminated (1) involuntarily by the Company other than for Cause, (2) death, or (3) by such officer pursuant to a Voluntary Termination for Good Reason, and such officer executes and does not revoke a general release of claims against the Company and its affiliates in a form acceptable to the Company, then the Company shall provide such officer with, among other benefits:

1.	a lump sum payment in the amount equal to twelve months of the then Base Salary;
2.	any outstanding Vacation pay as at the Effective Date of Termination;
3.	any outstanding Expenses as at the Effective Date of Termination; and
4.	maintain the Executive’s then Group Benefits for a period of three months from the Effective Date of Termination.

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Outstanding Equity Awards at December 31, 2020

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Ingo W. Mueller	200,000	-	-	1.31	12-Dec-24
Ingo W. Mueller	42,850	71,416	-	3.73	30-Jun-26
Richard S. Wong	10,526	-	-	1.31	24-Oct-24
Richard S. Wong	42,105	-	-	1.87	10-Jun-25
Richard S. Wong	13,532	22,552	-	3.73	30-Jun-26
Troy T. McClellan	89,474	-	-	1.31	12-Dec-24
Troy T. McClellan	19,170	31,949	-	3.73	30-Jun-26

Stock Option Plan

The Company adopted a stock option plan originally on December 12, 2018 (the “Option Plan”), as amended, under which the committee of the Board (the “Committee”) may from time to time in its discretion, grant to directors, officers, employees and consultants of the Company non-transferable options to purchase common shares (“Options”). As of the date of this Prospectus, the Company has 742,276 Options outstanding. The Option Plan was approved by the shareholders of the Company on June 10, 2019.

The principal purpose of the Option Plan is to advance the interests of the Company by encouraging the directors, employees and consultants of the Company and of its subsidiaries or affiliates, if any, by providing them with the opportunity, through options, to acquire Shares in the share capital of the Company, thereby increasing their proprietary interest in the Company, encouraging them to remain associated with the Company and furnishing them with additional incentive in their efforts on behalf of the Company in the conduct of its affairs.

The Plan will be administered by the Compensation Committee of our Board of Directors, once established, or by the full board, which may determine, among other things, the (a) terms and conditions of any option or stock purchase right granted, including the exercise price and the vesting schedule, (b) persons who are eligible to receive options and stock purchase rights and (c) the number of shares to be subject to each option and stock purchase right. The types of equity awards that may be granted under the Plan are: (i) incentive stock options (“ISOs”) and non-incentive stock options (“Non-ISOs”).

Eligibility

Any officer, director, employee or consultant of the Company or its wholly-owned subsidiaries (each as described in the Option Plan and each, an “Eligible Person”) is eligible to receive Options under the Option Plan. The Committee has full and final authority to determine the Eligible Persons who are granted Options under the Option Plan and the number of Shares subject to each Option.

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Shares Subject to Option Plan

The maximum number of Shares which may be available for issuance under the Option will not exceed 15% of the total number of Shares issued and outstanding from time to time. The Option Plan is an “evergreen plan” and accordingly, any issuance of Shares from treasury, including the issuances of Shares in respect of which Options are exercised, and any expired or cancelled Options, shall automatically replenish the number of Shares issuable under the Option Plan.

The maximum number of Shares which may be issued or reserved for issuance to any one Person (as described in the Option Plan), and companies wholly-owned by that Person, under the Option Plan within any 12-month period shall not exceed 5% of the issued and outstanding Shares, calculated on the date an Option is granted to such Person.

Limits with Respect to Consultants and Employees or Consultants engaged in Investor Relations Activities

The maximum number of Options which may be granted to any one consultant under the Option Plan within any 12-month period, must not exceed 2% of the issued and outstanding Shares, calculated at the date an Option is granted to such consultant (on a non-diluted basis).

The maximum number of Options which may be granted to employees or consultants engaged in investor relations activities under the Option Plan within any 12-month period, must not exceed 2% of the issued and outstanding Shares, calculated on the date an Option is granted to any such investor relations person (on a non-diluted basis).

Exercise of Options

The exercise price of Options issued may not be less than the “Market Value” (as described in the Option Plan) of the Shares at the time the Option is granted. In addition, the exercise price will not be lower than as permitted by applicable stock exchange policies.

Subject to the provisions of the Option Plan and the particular Option, an Option may be exercised, in whole or in part, by delivering a written notice of exercise to the Company along with payment in cash or certified cheque for the full amount of the exercise price of the Shares then being purchased.

Term and Expiry Date

The period within which Options may be exercised and the number of Options which may be exercised in any such period are determined by the Committee at the time of granting the Options provided, however, that the maximum term of any Options awarded under the Option Plan is ten (10) years. The term and expiry date of any Options granted to a Ten Percent Shareholder Participant (as defined in the Option Plan) shall not exceed five (5) years from the date of grant.

Vesting

All Options granted pursuant to the Option Plan will be subject to the vesting requirements imposed by the Board at the time of grant of the Options.

Termination of Options

An optionee who ceases to be an Eligible Person for any reason, other than as a result of having been dismissed for cause or as a result of the optionee’s death, may exercise any vested and unexpired Options held by such optionee for a period of 30 days from the date of cessation (or until the normal expiry date of the Option rights of such optionee, if earlier), unless otherwise determined by the Committee and expressly provided for in the certificate representing the Options.

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In the event of a death of the optionee during the currency of the optionee’s Options, any Options theretofore granted to the optionee are exercisable by the optionee’s lawful personal representatives, heirs or executors until the earlier of one (1) year after the date of death of such optionee and the expiry date of the Options.

If an optionee ceases to be an Eligible Person as a result of having been dismissed for cause, all unexercised Options of that optionee under the Option Plan shall immediately become terminated and shall lapse.

In the event of terminated by the Company by reason of disability of an optionee, any Options held by such optionee shall be exercisable by such optionee or by the personal representative on or before the date which is the earlier of one year following the date of disability and the expiry date of options.

Non-Assignability and Non-Transferability

Options granted under the Option Plan will be non-assignable and non-transferable by an optionee other than pursuant to a will or by the laws of descent and distribution, and such Option shall be exercisable, during an optionee’s lifetime, only by the optionee.

Adjustments in Shares Subject to Option Plan

The Option Plan contains provisions for the treatment of Options in the event of a reorganization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering or any other change in the corporate structure or Shares of the Company. The Options granted under the Option Plan may contain such provisions as the Committee may determine with respect to adjustments to be made in the number and kind of Shares covered by such Options and in the exercise price in the event of such change.

The following table provides information with respect to options outstanding under our Plan:

Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance

Equity compensation plans approved by security holders	742,276	$5.58	211,001
Equity compensation plans not approved by security holders	-	-	-
Total	742,276	$5.58	211,001

Non-Employee Director Remuneration Policy

Upon a Nasdaq listing, the directors’ compensation will be set at $30,000 each, which includes all committee participation, while the chairman of the Board and the chair of the Audit Committee will receive $40,000 each. It is anticipated that these payments will all be made in cash.

Director Compensation

No annual compensation was paid to our employee directors for the fiscal years ended December 31, 2019 or 2020.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. These persons are required by regulation to furnish us with copies of all Section 16(a) reports that they file. We do not report on this compliance.

REPORT OF AUDIT COMMITTEE

The current members of the Audit Committee are David Welch, Amy Griffith, John Meekison and Richard Levychin, as Chairman.

The Audit Committee of the Board, which consists entirely of directors who meet the required independence and experience requirements of Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended, and the rules of the Nasdaq Stock Market, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company’s financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board, which is available on our website at www.agriforcegs.com. The Audit Committee is responsible for the appointment, oversight and compensation of our independent public accountant. The Audit Committee reviews with management and our independent public accountant our annual financial statements on Form 10-K (starting with fiscal year ending December 31, 2021) and our quarterly financial statements on Forms 10-Q. In fulfilling its responsibilities for the financial statements for fiscal year 2020, the Audit Committee took the following actions:

●	reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2020 with management and our independent public accountant;

●	discussed with our independent public accountant the matters required to be discussed in accordance with the rules set forth by the Public Company Accounting Oversight Board (“PCAOB”), relating to the conduct of the audit; and

●	received written disclosures and the letter from our independent public accountant regarding its independence as required by applicable requirements of the PCAOB regarding the accountant’s communications with the Audit Committee and the Audit Committee further discussed with the accountant its independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and our independent public accountant, the Audit Committee recommended to the Board that the audited financial statements be included in our Registration Statement on Form S-1, as amended for the fiscal year ended December 31, 2020 for filing with the SEC.

THE AUDIT COMMITTEE:

Richard Levychin (Chair)

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have adopted a written related-person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of “related-party transactions.” For purposes of our policy only, and not for purposes of required disclosure, which will be all related party transactions, even if less than $120,000, a “related-party transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related party” are participants involving an amount that exceeds $120,000.

Transactions involving compensation for services provided to us as an employee, consultant or director are not considered related-person transactions under this policy. A related party is any executive officer, director or a holder of more than five percent of our common shares, including any of their immediate family members and any entity owned or controlled by such persons.

At present, while the policy has been established, our Board of Directors does not yet include any independent members and no committees have been formed. Therefore no one has been appointed to the Nominating and Corporate Governance Committee. As a result, our Chief Financial Officer, Richard Wong, must present information regarding a proposed related-party transaction to our Board of Directors. Under the policy, where a transaction has been identified as a related-party transaction, Mr. Wong must present information regarding the proposed related-party transaction to our Nominating and Corporate Governance Committee, once the same is established, for review. The presentation must include a description of, among other things, the material facts, the direct and indirect interests of the related parties, the benefits of the transaction to us and whether any alternative transactions are available. To identify related-party transactions in advance, we rely on information supplied by our executive officers, directors and certain significant shareholders. In considering related-party transactions, our Nominating and Corporate Governance Committee will take into account the relevant available facts and circumstances including, but not limited to:

●	whether the transaction was undertaken in the ordinary course of our business;

●	whether the related party transaction was initiated by us or the related party;

●	whether the transaction with the related party is proposed to be, or was, entered into on terms no less favorable to us than terms that could have been reached with an unrelated third party;

●	the purpose of, and the potential benefits to us from the related party transaction;

●	the approximate dollar value of the amount involved in the related party transaction, particularly as it relates to the related party;

●	the related party’s interest in the related party transaction, and

●	any other information regarding the related party transaction or the related party that would be material to investors in light of the circumstances of the particular transaction.

The Nominating and Corporate Governance Committee shall then make a recommendation to the Board, which will determine whether or not to approve of the related party transaction, and if so, upon what terms and conditions. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval.

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Except as set forth below, we have not had any related party transactions, regardless of dollar amount:

●	As of December 31, 2020, $3,223 (December 31, 2019 - $35,093) in total was owing to officers and directors or to companies owned by officers and directors of the Company for services and expenses. These amounts owing have been included in accounts payable and accrued liabilities.

●	During the year ended December 31, 2020 and 2019, the Company incurred $38,395 and $186,971, respectively, to our U.S. general counsel firm, D R Welch against legal services. An aggregate of 13,158 shares (62,500 shares before the Reverse Split) were issued to David Welch as part of the payment.

●	During the year ended December 31, 2020, the Company paid $Nil (December 31, 2019 - $17,271) for management services to First Liberty Power Corp., related to the Chairman of the Board of Directors, Don Nicholson.

●	On April 30, 2019 a loan of $18,625 (CAD $25,000) bearing interest at 2% per annum was given to Ingo Mueller, Chief Executive officer for the purposes of obtaining corporate credit card. The loan was subsequently repaid on August 9, 2019 along with interest accrued.

●	During the year ended December 31, 2020 and December 31, 2019, the Company paid $8,862 and $37,682 (including $23,154 for services provided in 2018), respectively, for consulting services to 0902550 BC Ltd. where Don Nicholson is the principal consultant..

●	On May 1, 2019, the Company entered into a 12 months consulting agreement with Arni Johannson to provide Investor Relations services for a monthly fee of CAD 10,000. As of December 31, 2020, the Company owed $nil pursuant to the said agreement.

●	During the year ended December 31, 2019 the company paid share issue costs amounting to $2,355 and consulting fee amounting to $86,668 to Enkoodabaoo LLC related to officer, Troy McClellan.

●	There were no other payments to related parties for the year ended December 31, 2020 and 2019 other than expense reimbursements in the ordinary course of business.

The Company also had an executive services agreement with PSV Enterprises Corporation, of which the sole employee is Ingo Mueller, pursuant to which Mr. Mueller provided executive services to the Company to perform the duties and responsibilities normally, and reasonably associated with the office of the CEO. This agreement was terminated as of December 31, 2020.

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PROPOSAL NO. 1

THE ELECTION OF FIVE DIRECTORS

General

In accordance with our articles, our Board of Directors has set the number of directors at five (5) for the ensuing year. Accordingly, five directors are to be elected at this Annual Meeting to serve until the 2022 annual meeting of shareholders or until a successor has been elected and qualified for each. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the proxy for the election of the nominees listed below. Although it is not contemplated that the nominees will decline or be unable to serve as directors, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board, unless the Board reduces the number of directors to be elected. Election of the directors requires a plurality of the votes cast at the Annual Meeting. As the Company has grown, the Board determined in connection with the completion of our IPO to have a total of five directors as set forth below to have a full complement of independent directors.

The term of office of each of the current directors will end at the conclusion of the Meeting. Unless the director’s office is vacated earlier in accordance with the provisions of the Business Corporations Act (British Columbia) (“BCA”), each director elected will hold office until the conclusion of the next annual general meeting of the Company or, if no director is then elected, until a successor is elected.

Advance Notice Provisions

The Articles of the Company include advance notice provisions (the “Advance Notice Provisions”) that provide that only directors who have been nominated in accordance with the Advance Notice Provisions may be nominated for election to the Board of Directors. The Advance Notice Provisions provide Shareholders, directors and management of the Company with a clear framework for nominating directors. Among other things, the Advance Notice Provisions fix a deadline by which holders of Common Shares must submit director nominations to the Company prior to any annual or special meeting of Shareholders and sets forth the minimum information that a Shareholder must include in such notice to the Company for the notice to be in proper written form.

As of the date hereof, the Company has not received notice of a nomination in compliance with the Company’s Articles and, as such, other than nominations that may be received by the Company in compliance with the Advance Notice Provisions, any nominations which are not nominations by or at the direction of the Board, or an authorized officer of the Company, will be disregarded at the Meeting.

Management’s Director Nominees

The following table sets forth the nominees for the directors on the Board of Directors. It also provides certain information about the nominees as of the Record Date. Board committee assignments will be reviewed and reassigned as appropriate after the 2022 Annual Meeting.

Nominees for Director

Name	Age	Position	Served Since
Ingo W. Mueller	56	Director, Chief Executive Officer	December 2017

William J. Meekison	56	Director, Audit Committee and Compensation Committee	June 2019
David Welch	39	Director, Audit Committee and Nominations and Corporate Governance Committee	June 2019
Amy Griffith	49	Director, Chair, Compensation Committee, Chair Nominations and Corporate Governance Committee, Audit Committee	July 2021
Richard Levychin	62	Director, Audit Committee Chair, Nominations and Corporate Governance Committee, Compensation Committee	July 2021

All directors bios are as set forth above under Management.

Vote Required

Election of the directors requires a plurality of the votes cast at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE IN THIS PROPOSAL NO. 1.

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PROPOSAL NO. 2

THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2021

The Board of Directors has appointed Marcum LLP (“Marcum”) as our independent registered certified public accounting firm for the fiscal year 2021 and has further directed that the selection of Marcum be submitted to a vote of shareholders at the Annual Meeting for ratification. Marcum has been the Company’s auditor since 2020.

If the appointment of Marcum is not ratified, the Board will propose an alternate accounting firm to act as auditor of the Company for approval by shareholders.

Representatives of Marcum are expected to attend the Annual Meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

For the years ended December 31, 2020 and 2019, we engaged Marcum LLP, as our independent auditor. For the years ended December 31, 2020 and 2019, we incurred fees for our current auditor, Marcum as set forth below:

	Fiscal Year Ended
	December 31, 2020		December 31, 2019

Audit fees	$	CAD 98,872	$0
Tax fees		0	0
All other fees	$	CAD 900	$0

Audit fees consist of fees related to professional services rendered in connection with the annual audit of our annual financial statements, review of our quarterly financial statements and review of the Company’s registration statements and other filings.

Tax fees consist of fees billed for professional services related to the preparation of our U.S. federal and state income tax returns and tax advice.

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All other fees consist of fees for other miscellaneous items, including fees related to registrations statements.

All services provided by the Company’s independent auditor were approved by the Company’s Audit Committee.

Our policy is to pre-approve all audit and permissible non-audit services performed by the independent accountants. These services may include audit services, audit-related services, tax services and other services. Under our Audit Committee’s policy, pre-approval is generally provided for particular services or categories of services, including planned services, project-based services and routine consultations. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. Our Audit Committee approved all services that our independent accountants provided to us in the past two fiscal years.

THE BOARD RECOMMENDS A VOTE “FOR” TO RATIFY THE APPOIINTMENT OF MARCUM LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2021.

PROPOSAL NO. 3 – FREQUENCY OF SAY ON PAY VOTE

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act), and the related rules of the SEC, the Company is providing shareholders the opportunity to indicate, on a non-binding, advisory basis, whether future Say-On-Pay votes of the nature reflected in Proposal 4 of the Proxy Statement should occur every one year, every two years or every three years.

Although the Board of Directors recommends holding a Say-On-Pay vote once every three years, shareholders have the option to specify: every one year, every two years, every three years or abstain. Shareholders are not voting to approve or disapprove of the Board’s recommendation. This Say-On-Frequency Proposal is non-binding on the Board of Directors. Although non-binding, the Board and the Compensation Committee will carefully review the voting results. Notwithstanding the Board’s recommendation and the outcome of the shareholder vote, the Board may in the future decide to conduct advisory Say-On-Pay votes on a less frequent basis and may vary its practice based on factors such as discussions with shareholders and the adoption of material changes to compensation programs.

THE BOARD RECOMMENDS A VOTE TO CONDUCT FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY 3 YEARS.

PROPOSAL NO. 4 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, we included a shareholder vote on the frequency of future shareholder votes to approve named executive officer compensation (commonly referred to as a “say-on-pay” vote) in our proxy statement related to our 2021 annual meeting of shareholders. We are asking shareholders to approve an advisory resolution on the Company’s 2020 executive compensation as reported in this proxy statement. As described in this proxy statement, our compensation policies and determinations, including those made for fiscal year 2021, have been the product of discussions between our entire Board. Our Compensation Committee will make all compensation decisions regarding executive compensation in future periods. Accordingly, the compensation paid to our named executive officers for fiscal year 2019 is not necessarily indicative of how we will compensate our named executive officers in the future.

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We urge shareholders to read the “Executive Compensation” section of this proxy statement, as well as the Summary Compensation Table and other related compensation tables and narrative in this proxy statement, which provide detailed information on the compensation of our named executive officers.

In accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, we are asking shareholders to approve the following advisory resolution:

RESOLVED, that the shareholders of the Company approve, on an advisory basis, the 2020 compensation of the Company’s named executive officers disclosed in the Executive Compensation section and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s 2021 Annual Meeting of Shareholders.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on the Board. Although non-binding, the Board will review and consider the voting results when making future decisions regarding our executive compensation program.

Vote Required

Approval of this proposal requires that votes cast in favor of the proposal exceed the votes cast against the proposal. Because your vote is advisory, the result will not be binding upon the Company. Although not binding, the Compensation Committee of the Board and the Board values the opinions of our shareholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address any concerns raised by the vote and when making future compensation decisions for named executive officers.

THE BOARD RECOMMENDS A VOTE APPROVING THE EXECUTIVE
COMPENSATION FOR THE YEAR ENDED DECEBER 31, 2020

PROPOSAL NO. 5 - OTHER MATTERS

The Board knows of no matter to be brought before the Annual Meeting other than the matters identified in this proxy statement. However, if any other matter properly comes before the Annual Meeting or any adjournment of the meeting, it is the intention of the persons named in the proxy solicited by the Board to vote the shares represented by them in accordance with their best judgment.

ANNUAL REPORT

Upon written request to Secretary, AgriFORCE Growing Systems, Ltd. at 2233 Columbia Street, Suite 300, Vancouver, BC, Canada V5Y 0M6, we will provide without charge to each person requesting a copy of our Prospectus on Form 424(b) in lieu of a 2020 Annual Report, including the financial statements filed therewith. We will furnish a requesting shareholder with any exhibit not contained therein upon specific request. In addition, this Proxy Statement, as well as our Final Prospectus on Form 424(b) in lieu of a 2020 Annual Report, and Quarterly Report for the quarter ended June 30, 2021, are available on our Internet website at www.agriforcegs.com.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Don Nicholson
Don Nicholson
Chairman of the Board of Directors

31

Annex I

AGRIFORCE GROWING SYSTEMS, LTD. Prospectus filed pursuant to Rule 424(b)(4) containing the Company’s audited financial statements for the year ended December 31, 2020

Annex II

VOTE ON INTERNET

Go to http://www.vstocktransfer.com/proxy
Click on Proxy Voter Login and log-on using the below control number. Voting will be open until 11:59 p.m. (EDT) on September 23, 2021.

CONTROL #

VOTE BY EMAIL
Mark, sign and date your proxy card and return it to vote@vstocktransfer.com.

VOTE BY MAIL
Mark, sign and date your consent and return it in the envelope we have provided to 18 Lafayette Place, Woodmere, NY 11598.

VOTE IN PERSON

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

2021 Annual Meeting of Shareholders - AgriFORCE Growing Systems, Ltd.

▼ DETACH CARD HERE TO VOTE BY MAIL ▼

(1) Election of Directors:

☐ **FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)**

☐ **WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW**

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01 Ingo W. Mueller
02 Amy Griffith
03 William J. Meekison
04 David Welch
05 Richard Levychin

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ ONE YEAR ☐ TWO YEARS ☐ THREE YEARS ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

Date ____________ **Signature** ____________ **Signature, if held jointly** ____________

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN * AC:ACCT9999 90.00

AGRIFORCE GROWING SYSTEMS, LTD.

2021 Annual Meeting of Shareholders

September 24, 2021

If you would like to attend the annual meeting virtually, you will find the pertinent information below. Please note, you will be able to view but not participate in voting which may only be done if in live attendance.

Join Zoom Meeting

https://us02web.zoom.us/j/87413098796?pwd=ZWs0RGVzWkFETmxycmdqVXh1VEJKUT09

Meeting ID: 874 1309 8796

Passcode: 717941

One tap mobile

+16699006833,,87413098796#,,,,*717941# US (San Jose)

+19294362866,,87413098796#,,,,*717941# US (New York)

AGRIFORCE GROWING SYSTEMS, LTD.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Don Nicholson, with full power of substitution, as proxy to represent and vote all shares of Common Shares of AgriFORCE Growing Systems, Ltd. (the “Company”), which the undersigned will be entitled to vote if personally present at the Annual Meeting of the Stockholders of the Company to be held on September 24, 2021, at 9:00 a.m., Local Time (12:00 p.m., Eastern Time), at the Company’s principal offices located at Suite 300 - 2233 Columbia Street

Vancouver, BC, V5Y 0M6, upon matters set forth in the Notice of 2021 Annual Meeting of Shareholders, a copy of which has been received by the undersigned. Each Common Share is entitled to one vote. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED FOR ALL DIRECTOR NOMINEES, FOR PROPOSALS 2 AND 4, AND, THREE YEARS FOR PROPOSAL 3, AND IN THE CASE OF OTHER MATTERS THAT LEGALLY COME BEFORE THE MEETING, AS SAID PROXY(S) MAY DEEM ADVISABLE.

Please check here if you plan to attend the Annual Meeting of Shareholders on September 24, 2021 at 9:00 am local time (12:00 pm EST) [  ]

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE

(Continued and to be signed on Reverse Side)